UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

                    (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  Renaissance Learning, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed on March 4, 2005 to update the unaudited pro forma combined financial information as of and for the year ended December 31, 2004 and to include unaudited pro forma combined financial information for the years ended December 31, 2003 and 2002.

Item 1.01.

Entry into a Material Definitive Agreement.

On March 1, 2005, Renaissance Learning, Inc., a Wisconsin corporation (the “Company” or “Renaissance”), issued a press release (the “Press Release”) announcing that it had entered into a LLC Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 28, 2005, with Generation21 Learning Systems, LLC, a Wisconsin limited liability company and a wholly owned subsidiary of the Company (“Generation21”), and John Stearns, current president of Generation21, providing for the sale of all of the issued and outstanding limited liability company interests of Generation21 (the “Subject LLC Interests”) to Mr. Stearns, effective February 28, 2005.  The purchase price of the Subject LLC Interests was $100,000.  In addition, for a period of six years commencing January 1, 2006 and ending December 31, 2011, Generation21 will pay the Company contingent payments on a quarterly basis equal to four percent (4%) of the sales of Generation21.  Pursuant to the Purchase Agreement, the Company agreed to satisfy substantially all of the liabilities of Generation21 as of February 28, 2005 and to fund certain expenses following the closing.

The description of the above-referenced Press Release and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents referenced above, copies of which are attached as Exhibits 2.1 and 99.1 and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 28, 2005, the Company completed the sale of the Subject LLC Interests to Mr. Stearns.  See the information set forth above in Item 1.01, which is incorporated into this Item 2.01 by reference.

Item 9.01.

Financial Statements and Exhibits.

(b)

Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company are attached hereto as Exhibit 99.2 and incorporated herein by reference.  The unaudited pro forma combined financial statements as of and for the year ended December 31, 2004 gives effect to (1) the previously announced proposed acquisition of AlphaSmart, Inc. (“AlphaSmart”) by the Company and (2) the disposition of Generation21 by the Company.  In addition, the unaudited pro forma combined financial information for the years ended December 31, 2003 and 2002 give effect to the disposition of Generation21 by the Company.

Additional Information

Renaissance filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on February 25, 2005, and as amended on Form S-4/A on April 13, 2005, which included a proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of AlphaSmart by Renaissance.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED ACQUISITION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s web site at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029.  Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

Renaissance, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the proposed acquisition.  Information regarding directors and executive officers of AlphaSmart and Renaissance and their respective interests in the proposed acquisition will be available in the proxy statement/prospectus of AlphaSmart and Renaissance described above and other relevant materials to be filed with the SEC.

(c)

Exhibits

Exhibit No.	Description

2.1

LLC Interest Purchase Agreement dated as of February 28, 2005 among Renaissance Learning, Inc., Generation21 Learning Systems, LLC and John Stearns (pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the LLC Interest Purchase Agreement have been omitted; a copy of such schedules and exhibits will be supplementally provided to the Securities and Exchange Commission upon request)*

99.1	Press Release dated March 1, 2005 (relating to the sale of Generation21 Learning Systems, LLC)*

99.2	Unaudited Pro Forma Combined Financial Information of Renaissance Learning, Inc.

__________________

* Previously filed on Renaissance’s Current Report on Form 8-K filed March 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 2005

RENAISSANCE LEARNING, INC.

By:  /s/ Mary T. Minch

Mary T. Minch

Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

LLC Interest Purchase Agreement dated as of February 28, 2005 among Renaissance Learning, Inc., Generation21 Learning Systems, LLC and John Stearns (pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the LLC Interest Purchase Agreement have been omitted; a copy of such schedules and exhibits will be supplementally provided to the Securities and Exchange Commission upon request)*

99.1	Press Release dated March 1, 2005 (relating to the sale of Generation21 Learning Systems, LLC)*

99.2	Unaudited Pro Forma Combined Financial Information of Renaissance Learning, Inc.

__________________

* Previously filed on Renaissance’s Current Report on Form 8-K filed March 4, 2005.